UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2007 (March 6, 2007)

Date of Report (Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 de Maisonneuve Blvd. West

Montreal, Quebec

Canada H3A 1L6

(Address and zip code of principal executive offices)

(514) 848-5400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	Adoption of Certain Compensation Plans and Arrangements.

Adoption of Plans. On March 6, 2007, in connection with the closing of the transactions to combine the fine paper business and related assets of Weyerhaeuser Company (“Weyerhaeuser “) with Domtar Inc., the Board of Directors of Domtar Corporation (the “Corporation”) adopted the following compensation plans and arrangements applicable to its officers, key employees and directors:

Domtar Corporation 2007 Omnibus Stock Incentive Plan (the “Omnibus Plan”). The purposes of the Omnibus Plan are to promote the interests of the Corporation and its shareholders by (i) attracting and retaining executive personnel and other key employees and directors of outstanding ability; (ii) motivating executive personnel and other key employees and directors by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success the Corporation. Officers and employees of the Corporation and its subsidiaries who are selected by the Human Resources Committee of the Corporation’s Board of Directors (the “Committee”) are eligible to participate in the Omnibus Plan. Non-employee directors of the Corporation are also eligible to participate in the Omnibus Plan, subject to selection by the Committee. The Omnibus Plan was approved by Weyerhaeuser Company, the Corporation’s sole shareholder as of the date of adoption.

The Committee may award non-qualified stock options, incentive stock options, stock appreciation rights, shares of restricted stock, restricted stock units, performance shares, performance share units, deferred share units and other stock-based awards to plan participants. 20,000,000 shares of the Corporation’s common stock are reserved for issuance in connection with awards granted under the Omnibus Plan. Unless otherwise determined by the Committee at the time of grant, time-based awards vest in approximately equal installments over four years beginning on the first anniversary of the grant date and performance-based awards vest based on achievement of pre-determined performance goals over performance periods of three years. Awards may be subject to both performance and time-based vesting. The Committee may accelerate the vesting of an award at any time.

The exercise price of options and stock appreciation rights is equal to the closing price per share of the Corporation’s common stock on the New York Stock Exchange on the date of grant.

Termination of Employment. Upon a termination due to death, time-based awards vest in full and performance-based awards vest at target levels, and options and stock appreciation rights remain exercisable for one year. Upon a termination due to disability (as defined in the Omnibus Plan), time based awards vest in full and performance-based awards continue to vest in accordance with the original vesting schedule, and options and stock appreciation rights remain exercisable for one year. Upon retirement, a pro-rated portion of time-based awards vest and a pro-rated portion of performance-based awards continue to vest based on actual performance during the applicable performance period, and all awards remain outstanding for 5 years. Upon a termination for cause (as defined in the Omnibus Plan) or a voluntary termination by a plan participant, all awards, including vested but unexercised awards, are forfeited without payment. Upon an involuntary termination for any reason other than cause, vested awards remain outstanding for 90 days and unvested awards are forfeited.

Change in Control. Upon a change in control (as defined in the Omnibus Plan), unless otherwise determined by the Committee, a participant’s awards will be replaced with awards of the acquiring company having the same or better terms. If there is a change in control and a participant’s employment is terminated for business reasons in the three months prior to or twenty-four months after the change in control, his or her time-based awards will fully vest and performance-based awards will vest to the extent the applicable performance goals have been achieved as of the date of the change in control or the end of the fiscal quarter immediately prior to the date of termination, whichever is greater.

If replacement awards are not available, unless the Committee determines otherwise, all time-based awards fully vest and performance-based awards vest to the extent the performance goals related to the award have been achieved as of the date of the change in control. Alternatively, the Committee may determine that vested awards will be canceled in exchange for a cash payment (or other form of change in control consideration) based on the value of the change in control payment and that unvested awards will be forfeited. The Corporation’s Board of Directors may also accelerate the vesting of any or all awards upon a change in control.

Clawback for Financial Reporting Misconduct. If a participant in the Omnibus Plan knowingly or grossly negligently engages in financial reporting misconduct, then all awards and gains from the exercise of options or stock appreciation rights in the 12 months prior to the date the misleading financial statements were issued as well as any awards that vested based on the misleading financial statements will be disgorged to the Corporation.

Replacement Plans for Awards to Former Employees of Weyerhaeuser Company. In accordance with the Transaction Agreement, prior to the consummation of the Transaction, employees of Weyerhaeuser Company who were being transferred to Domtar Corporation were given the opportunity to exchange their outstanding Weyerhaeuser equity awards for awards of Domtar Corporation having the same terms and conditions as their prior Weyerhaeuser awards (the “Prior Plan Awards”). The Corporation has adopted three plans to provide for the grant of Domtar equity awards in exchange for the Prior Plan Awards (the “Rollover Awards”). These three plans mirror the three Weyerhaeuser plans under which the Prior Plan Awards were initially granted.

Awards were made under these plans in connection with the consummation of the Transactions to only those employees who elected to exchange their Prior Plan Awards for Rollover Awards. No new awards may be made under any of the replacement equity plans.

Domtar Corporation 2004 Replacement Long-Term Incentive Compensation Plan for Former Employees of Weyerhaeuser Company (the “2004 Plan”).

The 2004 Plan governs options, stock appreciation rights and restricted stock units granted to officers and employees of the Corporation who elected to exchange their Prior Plan Awards under the Weyerhaeuser 2004 Long-Term Incentive Compensation Plan for Rollover Awards. 1,780,341 shares of the Corporation’s common stock are reserved for issuance in connection with Rollover Awards granted under the 2004 Plan. Options under the 2004 Plan have an exercise price, and stock appreciation rights have a base price, equal to the market price of Weyerhaeuser common stock on the date of the initial grant of the Prior Plan Award, adjusted as provided in the Transaction Agreement. Options and stock appreciation rights vest in approximately equal installments over four years beginning on the first anniversary of the initial grant date of the Prior Plan Award. The term of options and stock appreciation rights granted under the 2004 Plan may not exceed 10 years from the grant date of the Prior Plan Award. The restrictions with respect to restricted stock units under the 2004 Plan lapse with respect to approximately 25% of the award on each of the first four anniversaries of the initial grant date of the Prior Plan Award.

Termination of Employment. Upon a participant’s death, all of the participant’s unvested awards will vest and the entire award will remain exercisable for two years following the participant’s death. If a participant retires at age 65 or older, all of the participant’s awards will vest and remain exercisable for the remainder of the term of the award, at which time the award will terminate and be canceled. If a participant retires due to a disability, the participant’s awards will remain outstanding and continue to vest for five years after the date of retirement, at which time, any outstanding unexercised awards will terminate and be canceled. If a participant’s employment is terminated due to job elimination or disability, the participant’s awards will remain outstanding and continue to vest for three years after the date of termination. If a participant’s employment is terminated for any other reason, any unvested awards will be canceled immediately and any vested awards will remain outstanding for three months after the date of termination, at which time any remaining vested awards will terminate and be canceled.

For awards with an initial grant date under the Prior 2004 Plan in 2005, the following additional terms apply:

If a participant retires between ages 55 and 64, with at least ten years of service, the participant’s awards will remain outstanding and continue to vest for five years after the date of retirement, at which time, any outstanding unexercised awards will terminate and be canceled.

For awards with an initial grant date under the Prior 2004 Plan in 2006, the following additional terms apply:

If a participant retires between ages 55 and 61, with at least ten years of service, or retires due to a disability, the participant’s awards will remain outstanding and continue to vest for five years after the date of retirement, at which time, any outstanding unexercised awards will terminate and be canceled. If a participant retires between age 62-64 with at least ten years of service, all of the participant’s awards will vest and remain exercisable for the remainder of the term of the award, at which time the award will terminate and be canceled.

Change in Control. Upon a change in control (as defined in the 2004 Plan), any and all Options and Stock Appreciation Rights will fully vest and be immediately exercisable, and will remain exercisable throughout their entire term and the restrictions on any Restricted Stock Units will immediately lapse. The Committee may also allow participants to elect to surrender all or part of a stock option or stock appreciation right in the 60 days following the change in control for a payment equal, for each share covered by an award being surrendered, to the difference between the per share change in control price and the exercise price of the option or stock appreciation right.

Domtar Corporation 1998 Replacement Long-Term Incentive Compensation Plan for Former Employees of Weyerhaeuser Company (the “1998 Plan”).

The 1998 Plan governs options and stock appreciation rights granted to employees of the Corporation who elected to exchange their Prior Plan Awards under the Weyerhaeuser 1998 Long-Term Incentive Compensation Plan for Rollover Awards. 674,083 shares of the Corporation’s common stock are reserved for issuance in connection with Rollover Awards granted under the 1998 Plan. Options under the 1992 Plan have an exercise price equal to the market price of Weyerhaeuser common stock on the date of the initial grant of the Prior Plan Award, adjusted as provided in the Transaction Agreement. Options vest in approximately equal installments over four years beginning on the first anniversary of the initial grant date of the Prior Plan Award. The term of options granted under the 1992 Plan may not exceed 10 years from the grant date of the Prior Plan Award.

Termination of Employment. Upon a participant’s death, all of the participant’s unvested awards will vest and the entire award will remain exercisable for two years following the participant’s death. If a participant retires at age 65 or older, all of the participant’s awards will vest and remain exercisable for the remainder of the term of the award, at which time the award will terminate and be canceled. If a participant retires between ages 55 and 64, with at least ten years of service (or, for awards granted under the Prior 1998 Plan in 2003 and 2004, due to disability) the participant’s awards will remain outstanding and continue to vest for five years (or, in the case of awards granted under the Prior 1998 Plan in 2001, three years) after the date of retirement, at which time, any outstanding unexercised awards will terminate and be canceled. If a participant’s employment is terminated due to job elimination or disability, the participant’s awards will remain outstanding and continue to vest for three years after the date of termination. If a participant’s employment is terminated for any other reason, any unvested awards will be canceled immediately and any vested awards will remain outstanding for three months after the date of termination, at which time any remaining vested awards will terminate and be canceled.

Change in Control. Upon a change in control (as defined in the 1998 Plan), unless otherwise specifically prohibited by law, or by the rules and regulations of any governing governmental agencies or national securities exchanges, any and all options and stock appreciation rights under the 1998 Plan shall become immediately exercisable, and shall remain exercisable throughout their entire term, any restriction periods and restrictions imposed on restricted stock awards will lapse.

Domtar Corporation Replacement Long-Term Incentive Compensation Plan for Former Employees of Weyerhaeuser Company (the “1992 Plan”).

The 1992 Plan provides for the grant of options to an employee of the Corporation who elected to exchange Prior Plan Awards under the Weyerhaeuser Long-Term Incentive Compensation Plan for Rollover Awards. 4,363 shares of the Corporation’s common stock are reserved for issuance in connection with Rollover Awards granted under the 1992 Plan. Options under the 1992 Plan have an exercise price equal to the market price on the date of the grant of the award under the Prior 1992 Plan. In each case, equity granted to participants in the 1992 Plan must be at market price on the date of grant of the Prior Plan Award. Options vest in approximately equal installments over four years beginning on the first anniversary of the grant date of the Prior 1992 Plan award. The term of options granted under the 1992 Plan may not exceed 10 years from the grant date of the Prior 1992 Plan award.

Termination of Employment. If a participant dies, any vested award will remain exercisable for two years following the participant’s death. If a participant’s employment terminates due to retirement at age 65 or later, or between ages 55 and 64 with at least 10 years of service, or due to position elimination, any vested awards will remain exercisable for three years following the date of the participant’s termination of employment, at which time the award will terminate and be canceled. If a participant’s employment is terminated for any other reason, any vested awards will remain exercisable for three months following the participant’s termination of employment, at which time the award will terminate and be canceled.

Change in Control. Upon a change in control of the Corporation (as defined in the 1992 Plan), the Committee is authorized to take such action with respect to awards under the 1992 Plan as it determines to be necessary or advisable, and fair and equitable to participants. The Committee may take such actions before or after making the grants of awards and before or after any public announcement with respect to such change in control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION (Registrant)

By:	/s/ Razvan L. Theodoru
Name: Razvan L. Theodoru
Title: Vice-President and Secretary

Date: March 12, 2007